Exhibit 10.19

FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”), dated as of September 24, 2008, is by and among MORTON’S OF CHICAGO, INC., an Illinois corporation, (the “Borrower”), MORTON’S RESTAURANT GROUP, INC., a Delaware corporation (the “Parent”), those Subsidiaries of the Parent identified as a “Guarantor” on the signature pages hereto (together with the Parent, the “Guarantors”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (as defined below) under the Credit Agreement (defined below) (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, the Borrower, the Guarantors, the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of February 14, 2006, as previously amended, modified or supplemented by that certain First Amendment to Credit Agreement dated as of June 1, 2007, that certain Second Amendment to Credit Agreement dated as of October 9, 2007 and that certain Third Amendment to Credit Agreement dated as of February 27, 2008 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement as amended hereby);

WHEREAS, the Borrower desires to join certain Domestic Subsidiaries set forth on Schedule 1 attached hereto (the “Non-Joined Subsidiaries”) to the Credit Agreement as Additional Credit Parties as required pursuant to Section 5.10 of the Credit Agreement;

WHEREAS, to the extent any Non-Joined Subsidiary did not become a Guarantor as may be required pursuant to Section 5.10 of the Credit Agreement, an Event of Default may exist under the Credit Agreement (the “Potential Event of Default”) and the Administrative Agent (on behalf of the Required Lenders) has agreed to waive any such Potential Event of Default on a one-time basis;

WHEREAS, the Credit Parties have requested that the Administrative Agent (on behalf of the Required Lenders) agree to amend certain provisions of the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent (on behalf of the Required Lenders) has agreed to the amendments and are willing to grant such waiver as requested by the Credit Parties, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

1.1 Adjusted Leverage Ratio. The definition of “Adjusted Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Adjusted Leverage Ratio” shall mean, with respect to the Parent and its Subsidiaries on a consolidated basis for the twelve-month period ending on the last day of any fiscal quarter of the Parent, the ratio of (a) the sum of (i) Funded Debt of the Parent and its Subsidiaries (other than Excluded Joint Ventures) on the last day of such period plus (ii) the product of eight (8) multiplied by Consolidated Rent Expense (excluding that portion of Consolidated Rent Expense attributable to Excluded Joint Ventures) to (b) Consolidated EBITDAR for such period.”

1.2 Consolidated Fixed Charges. The definition of “Consolidated Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Consolidated Fixed Charges” shall mean, for any period, the sum of (i) the portion of Consolidated Interest Expense (excluding that portion of Consolidated Interest Expense attributable to Excluded Joint Ventures) paid or payable in cash during such period plus (ii) Scheduled Funded Debt Payments (excluding that portion of Scheduled Funded Debt Payments attributable to Excluded Joint Ventures) for such period plus (iii) amounts paid or payable in cash in respect of federal, state, local and foreign income, value added and similar taxes by the Parent and its Subsidiaries (other than Excluded Joint Ventures) on a consolidated basis for such period (reduced by the amount of any refund of such taxes during such period) plus (iv) Consolidated Rent Expense (excluding that portion of Consolidated Rent Expense attributable to Excluded Joint Ventures) for such period plus (v) dividends, stock repurchases and other Restricted Payments (in each case, other than Parent Share Repurchases made pursuant to Section 6.10(d)(i), 6.10(d)(ii) and 6.10(g)) made in cash by the Parent and its Subsidiaries (other than Excluded Joint Ventures) during such period, all as determined in accordance with GAAP. For the avoidance of doubt, separation payments made to Allen Bernstein pursuant to his Employment Separation Agreement shall not be included in the calculation of Consolidated Fixed Charges.”

1.3 Consolidated Net Income. The definition of “Consolidated Net Income” in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

“Consolidated Net Income shall include net income attributable to an Excluded Joint Venture only to the extent such Excluded Joint Venture distributes such net income to a Credit Party or a Subsidiary (other than an Excluded Joint Venture).”

1.4 Excluded Joint Ventures. Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term thereto in the appropriate alphabetical order:

““Excluded Joint Venture” shall mean any (a) Subsidiary of a Credit Party that is a joint venture between a Credit Party or a Subsidiary, on one hand, and a third party that is not a Credit Party, Subsidiary or Affiliate thereof, on the other hand, established in connection with the start-up, opening and operation of new restaurant locations and (b) any Subsidiary of an entity described in clause (a) hereof; provided, that with respect to any such joint venture or Subsidiary thereof, no Indebtedness or other obligations of such Excluded Joint Venture or Subsidiary shall be recourse to any Credit Party or Subsidiary (other than such Excluded Joint Venture or Subsidiary).”

1.5 Indebtedness. Section 6.1(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(j) (1) Indebtedness of Excluded Joint Ventures; provided, that with respect to any such joint venture, no Indebtedness or other obligations of such Excluded Joint Venture shall be recourse to any Credit Party or Subsidiary (other than such Excluded Joint Venture) and (2) other Indebtedness of Foreign Subsidiaries in an aggregate principal amount at any time outstanding not to exceed $5,000,000;”

1.6 Restricted Payments.

(a) Clause (d)(i) of Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) repurchase Capital Stock, or warrants, options or other rights to acquire Capital Stock, of the Parent in an aggregate amount not to exceed $2,000,000 in any fiscal year of the Parent and $10,000,000 during the term of this Agreement and”

(b) Clause (g) of Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(g) the Parent may repurchase Capital Stock, or warrants, options or other rights to acquire Capital Stock, of the Parent in an aggregate amount not to exceed $6,000,000 during the term of this Agreement; provided, that with respect to any fiscal year of the Parent, the Parent may not make any such repurchases pursuant to this clause (g) during such fiscal year until the Credit Parties have completely exhausted the baskets for Restricted Payments set forth in Section 6.10(d)(i) and 6.10(d)(ii) (including any amounts available thereunder carried forward from previous fiscal years) for such fiscal year; provided, further, it is hereby understood and agreed that repurchases of Capital Stock by the Parent in 2008 shall be applied to the baskets set forth in clauses 6.10(d)(i) and 6.10(d)(ii) prior to use of the basket for repurchases of Capital Stock in this clause 6.10(g).”

(c) A new clause (h) is hereby added to Section 6.10 of the Credit Agreement to read as follows:

“(h) an Excluded Joint Venture may (1) make Restricted Payments ratably to the holders of its Capital Stock according to their respective ownership interests and (2) make Restricted Payments to the owners of its Capital Stock to the extent required by the organizational documents governing the operation of such Excluded Joint Venture.”

(d) The last sentence of Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding the foregoing, the Parent shall not be permitted to repurchase Capital Stock, or warrants, options or other rights to acquire Capital Stock, of the Parent, whether pursuant to clause 6.10(d), 6.10(g) or otherwise, in excess of $20,000,000 during the term of this Agreement.”

ARTICLE II

WAIVER

2.1 Waiver of Potential Event of Default.

Notwithstanding the provisions of the Credit Agreement to the contrary, the Administrative Agent (on behalf of the Required Lenders) hereby waives (the “Waiver”), on a one-time basis, the Potential Event of Default so long as the Credit Parties shall within thirty days of the Fourth Amendment Effective Date cause (i) each Non-Joined Subsidiary to become a Guarantor under the Credit Agreement by way of execution of a Joinder Agreement and (ii) deliver to the Administrative Agent substantially the same documentation required pursuant to Sections 4.1(b)-(e) and 5.12 of the Credit Agreement and such other documentation as the Administrative Agent may reasonably request. Failure to comply with the foregoing shall constitute an Event of Default.

The Waiver shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the rights of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Lenders’ or Required Lenders’ consent or approval under the Credit Agreement or (iv) except as waived hereby with respect to the Potential Event of Default, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

3.1 Closing Conditions.

This Amendment shall become effective as of the date hereof (the “Fourth Amendment Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and the Administrative Agent, on behalf of the Required Lenders.

(b) Executed Consents. The Administrative Agent shall have received executed consents, substantially in the form of Exhibit A attached hereto (a “Lender Consent”), from each of the Required Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf.

(c) Amendment Fee. The Administrative Agent shall have received from the Borrower, on behalf of each Lender that executes and delivers a Lender Consent to the Administrative Agent by 5 p.m. (Charlotte, NC time) on September 23, 2008, an amendment fee of $5,000 for each approving Lender.

(d) Other. The Administrative Agent shall have received such other documents, agreements or information which it may reasonably request relating to the Credit Parties and the transactions contemplated by this Amendment and any other matters relevant hereto or thereto, all in form and substance satisfactory to the Administrative Agent in its sole good faith discretion.

ARTICLE IV

MISCELLANEOUS

4.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s valid and legally binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are (i) with respect to representations and warranties that contain a materiality qualification, true and correct as of the date hereof (except for those which expressly relate to an earlier date) and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(e) Before and after giving effect to this Amendment, (1) no Default or Event of Default exists; and (2) the Credit Parties are in compliance with all financial covenants set forth in Section 5.9 of the Credit Agreement.

(f) The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g) The execution, delivery and performance of this Amendment by the Credit Parties will not violate any Requirement of Law or contractual obligation of any Credit Party in any respect that could reasonably be expected to have a Material Adverse Effect.

4.3 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents.

4.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

4.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.6 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

4.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,

THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.8 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

4.9 Fees. The Borrower agrees to pay all reasonable out-of-pocket, due diligence expenses and other related expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Moore & Van Allen PLLC.

4.10 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

4.11 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF the Borrower, the Guarantors, and the Administrative Agent (on behalf of itself and the Lenders) have caused this Amendment to be duly executed on the date first above written.

BORROWER:	MORTON’S OF CHICAGO, INC.,
an Illinois corporation

	By:	/s/ RONALD M. DINELLA
	Name:	Ronald M. DiNella
	Title:	Senior Vice President & Chief Financial Officer

PARENT:	MORTON’S RESTAURANT GROUP, INC.,
a Delaware corporation

	By:	/s/ RONALD M. DINELLA
	Name:	Ronald M. DiNella
	Title:	Senior Vice President & Chief Financial Officer

GUARANTORS:	PORTERHOUSE, INC.,
a Delaware corporation

MORTON’S OF CHICAGO/ATLANTA, INC.,
an Illinois corporation

MORTON’S OF CHICAGO/BUCKHEAD, INC.,
a Delaware corporation

MORTON’S OF CHICAGO/CHICAGO, INC.,
a Delaware corporation

MORTON’S OF CHICAGO/CINCINNATI, INC.,
a Delaware corporation

MORTON’S OF CHICAGO/CLAYTON, INC.,
a Delaware corporation

MORTON’S OF CHICAGO/CLEVELAND, INC.,
an Illinois corporation

MORTON’S OF CHICAGO/COLUMBUS INC.,
a Delaware corporation

MORTON’S OF CHICAGO/DALLAS, INC.,
an Illinois corporation

FOURTH AMENDMENT TO CREDIT AGREEMENT

MORTON’S OF CHICAGO/DENVER, INC., an Illinois corporation

MORTON’S OF CHICAGO/DETROIT, INC., a Delaware corporation

MORTON’S OF CHICAGO/FIFTH AVENUE, INC., a Delaware corporation

MORTON’S OF CHICAGO/FLAMINGO ROAD CORP., a Delaware corporation

MORTON’S OF CHICAGO/HOUSTON, INC., a Delaware corporation

MORTON’S OF CHICAGO/MINNEAPOLIS, INC., a Delaware corporation

MORTON’S OF CHICAGO/NASHVILLE, INC., a Delaware corporation

MORTON’S OF CHICAGO/PALM DESERT, INC., a Delaware corporation

MORTON’S OF CHICAGO/PHILADELPHIA, INC., an Illinois corporation

MORTON’S OF CHICAGO/PHOENIX, INC., a Delaware corporation

MORTON’S OF CHICAGO/PITTSBURGH, INC., a Delaware corporation

MORTON’S OF CHICAGO/PITTSBURGH LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/PORTLAND, INC., a Delaware corporation

MORTON’S OF CHICAGO/PUERTO RICO, INC., a Delaware corporation

MORTON’S OF CHICAGO/ROSEMONT, INC., an Illinois corporation

MORTON’S OF CHICAGO/SACRAMENTO, INC., a Delaware corporation

FOURTH AMENDMENT TO CREDIT AGREEMENT

MORTON’S OF CHICAGO/SAN ANTONIO, INC.,
a Delaware corporation

MORTON’S OF CHICAGO/SAN DIEGO, INC., a Delaware corporation

MORTON’S OF CHICAGO/SAN FRANCISCO, INC., a Delaware corporation

MORTON’S OF CHICAGO/SANTA ANA, INC., a Delaware corporation

MORTON’S OF CHICAGO/SCOTTSDALE, INC., a Delaware corporation

MORTON’S OF CHICAGO/SEATTLE, INC., a Delaware corporation

MORTON’S OF CHICAGO/VIRGINIA, INC., an Illinois corporation

MORTON’S OF CHICAGO/WASHINGTON D.C. INC., a Delaware corporation

MORTON’S OF CHICAGO/WASHINGTON SQUARE, INC., a Delaware corporation

MORTON’S OF CHICAGO/WESTBROOK, INC., an Illinois corporation

PORTERHOUSE OF LOS ANGELES, INC., a Delaware corporation

MOCGC CORP., a Virginia corporation

MORTON’S OF CHICAGO HOLDING, INC., a Delaware corporation

ARNIE MORTON’S OF CHICAGO/FIGUEROA LLC, a Delaware limited liability company

MORTON’S OF CHICAGO MARYLAND HOLDING, INC., a Delaware corporation

MORTON’S OF CHICAGO/BALTIMORE LLC, a Delaware limited liability company

FOURTH AMENDMENT TO CREDIT AGREEMENT

MORTON’S OF CHICAGO/BETHESDA LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/ANAHEIM LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/ATLANTIC CITY, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO FLORIDA HOLDING, INC., a Delaware corporation

MORTON’S OF CHICAGO/BOCA RATON, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/CORAL GABLES, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/MIAMI LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/NORTH MIAMI BEACH LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/ORLANDO LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/PALM BEACH LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/BOSTON LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/CHARLOTTE LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/CRYSTAL CITY LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/DENVER CRESCENT TOWN CENTER, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/FORT LAUDERDALE, LLC, a Delaware limited liability company

FOURTH AMENDMENT TO CREDIT AGREEMENT

MORTON’S OF CHICAGO/GREAT NECK LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/HACKENSACK LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/HARTFORD LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/HONOLULU LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/INDIANAPOLIS LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/JACKSONVILLE LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/KANSAS CITY LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/KING OF PRUSSIA LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/LOUISVILLE LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/NEW ORLEANS LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/NORTHBROOK, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/MCKINNEY, LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/RESTON LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/RICHMOND LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/SCHAUMBURG LLC, a Delaware limited liability company

MORTON’S OF CHICAGO/SOUTHPARK, LLC, a Delaware limited liability company

FOURTH AMENDMENT TO CREDIT AGREEMENT

MORTON’S OF CHICAGO/STAMFORD LLC,
a Delaware limited liability company

MORTON’S OF CHICAGO/TROY, LLC,
a Delaware limited liability company

MORTON’S OF CHICAGO/WACKER PLACE, LLC,
a Delaware limited liability company

MORTON’S OF CHICAGO/WHITE PLAINS LLC,
a Delaware limited liability company

ITALIAN RESTAURANTS HOLDING CORP.,
a Delaware corporation

BERTOLINI’S RESTAURANTS, INC.,
a Delaware corporation

BERTOLINI’S OF CIRCLE CENTRE, INC.,
a Delaware corporation

BERTOLINI’S/KING OF PRUSSIA, INC.,
a Delaware corporation

BERTOLINI’S OF LAS VEGAS, INC.,
a Delaware corporation

BERTOLINI’S AT VILLAGE SQUARE, INC.,
a Delaware corporation

By:	/s/ RONALD M. DINELLA
Name:	Ronald M. DiNella
Title:	Senior Vice President & Chief Financial Officer

ARNIE MORTON’S OF CHICAGO/BURBANK LLC, a Delaware limited liability company

By:	/s/ RONALD M. DINELLA
Name:	Ronald M. DiNella
Title:	Senior Vice President & Chief Financial Officer

FOURTH AMENDMENT TO CREDIT AGREEMENT

HOUSTON STEAKHOUSE, INC.,
a Texas corporation

CHICAGO STEAKHOUSE, INC.,
a Texas corporation

SAN ANTONIO STEAKHOUSE, INC.,
a Texas corporation

By:	/s/ RONALD M. DINELLA
Name:	Ronald M. DiNella
Title:	Senior Vice President & Chief Financial Officer

FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent
and on behalf of the Required Lenders

	By:	/s/ DENNIS WALTRICH
	Name:	Dennis Waltrich
	Title:	Vice President

SCHEDULE 1

Morton’s Mexico Holding (USA), LLC

Morton’s of Chicago/ Boston Seaport LLC

Morton’s of Chicago/ Brooklyn LLC

Morton’s of Chicago/ Capitol Mall LLC

Morton’s of Chicago/ Carew Tower LLC

Morton’s of Chicago/ Indian Wells LLC

Morton’s of Chicago/ Leawood LLC

Morton’s of Chicago/ Miami Beach LLC

Morton’s of Chicago/ Naperville LLC

Morton’s of Chicago/ Park Place MD LLC

Morton’s of Chicago/ Philadelphia LLC

Morton’s of Chicago/ San Jose LLC

Arnie Morton’s of Chicago/ Woodland Hills LLC

EXHIBIT A

LENDER CONSENT

This Lender Consent is given pursuant to the Credit Agreement, dated as of February 14, 2006 (as previously amended and modified, the “Credit Agreement”; and as further amended by the Amendment (as hereinafter defined), the “Amended Credit Agreement”), by and among MORTON’S OF CHICAGO, INC., an Illinois corporation, (the “Borrower”), MORTON’S RESTAURANT GROUP, INC., a Delaware corporation (the “Parent”), those Subsidiaries of the Parent identified as a “Guarantor” on the signature pages hereto (together with the Parent, the “Guarantors”), the lenders and other financial institutions from time to time party thereto (the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein.

The undersigned hereby approves the Fourth Amendment to and Waiver to Credit Agreement (the “Amendment”), dated as of September     , 2008, by and among the Borrower, the Guarantors party thereto and the Administrative Agent and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Amended Credit Agreement.

Delivery of this Lender Consent by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Lender Consent as of the      day of September, 2008.

,
as a Lender

By:
Name:
Title: